UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2017

Cars.com Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37869	81-3693660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

175 West Jackson Boulevard

Chicago, Illinois 60604

(Address of principal executive offices)

(312) 601-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01	Regulation FD Disclosure.

Form 10 Effectiveness and Final Information Statement

Cars.com Inc. (the “Company”) previously filed with the U.S. Securities and Exchange Commission a registration statement on Form 10, initially filed on September 7, 2016 (as amended, the “Registration Statement”), relating to the distribution by TEGNA Inc. (“TEGNA”) of all of the outstanding shares of common stock of the Company, par value $0.01 per share (the “Cars.com Common Stock”), to TEGNA stockholders. On May 12, 2017, the Registration Statement became effective. The Registration Statement includes a preliminary information statement that describes the distribution and provides important information regarding the Company’s business and management.

The final information statement, dated May 16, 2017 (the “Information Statement”), is attached hereto as Exhibit 99.1.

As further described in the Information Statement, TEGNA expects to distribute one share of Cars.com Common Stock for every three shares of TEGNA common stock, par value $1.00 per share held as of the close of business on May 18, 2017, the record date for the distribution. Subject to the satisfaction or waiver of the conditions for the distribution, which are described in the Information Statement, the distribution is expected to occur at 11:59 p.m., Eastern Time, on May 31, 2017 (the “Distribution Date”).

Beginning on or around May 18, 2017, Cars.com Common Stock is expected to begin trading on a when-issued basis on the New York Stock Exchange under the ticker symbol “CARS WI”. Subject to the distribution occurring on the Distribution Date, at the close of trading on May 31, 2017, when-issued trading of Cars.com Common Stock will end and on June 1, 2017, regular way trading under the ticker symbol “CARS” will begin.

Investor Presentation

In advance of the previously announced proposed separation of the Company from TEGNA Inc., the Company has prepared a presentation for use during an investor presentation on May 16, 2017 and at certain other times thereafter. A copy of the presentation slide deck is attached hereto as Exhibit 99.2.

The information contained in this Current Report on Form 8-K (including the exhibits hereto) is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly set forth by specific reference in such filing.

The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 or the exhibits hereto is material information that is not otherwise publicly available.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Information Statement of Cars.com Inc., dated May 16, 2017.

99.2	Cars.com Inc. Investor Presentation, dated May 16, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: May 16, 2017	CARS.COM INC.

	By:	/s/ Becky Sheehan
Becky Sheehan
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Information Statement of Cars.com Inc., dated May 16, 2017.

99.2	Investor Presentation, dated May 16, 2017